Exhibit 99.1


Contact: Brian Beades
         212-754-5596
         ahr-info@blackrock.com


      ANTHRACITE CAPITAL ANNOUNCES CASH DIVIDEND OF $0.28 PER COMMON SHARE

NEW YORK, NY, May 25, 2004 - Anthracite Capital, Inc. ("Anthracite" or the "Company") (NYSE: AHR) announced today that its Board of Directors declared a second quarter 2004 cash dividend of $0.28 per share of common stock. The common stock cash dividend will be payable on August 2, 2004 to stockholders of record on June 15, 2004. The annualized dividend yield is 9.5% based upon the $11.81 closing price of Anthracite's common stock on May 25, 2004.

The Company's Board of Directors also declared a cash dividend for the quarterly period ending July 31, 2004 of $0.5859375 per share of Series C Preferred Stock. The Series C Preferred Stock cash dividend will be payable on August 2, 2004 to stockholders of record on July 10, 2004.


ABOUT ANTHRACITE
Anthracite Capital, Inc. (NYSE: AHR) is a specialty finance company focused on investments in high yield real estate loans and related securities. Anthracite is managed by BlackRock Financial Management, Inc., a subsidiary of New York based BlackRock, Inc. (NYSE: BLK), one of the largest publicly traded investment management firms in the United States with $321 billion of assets under management at March 31, 2004. BlackRock is majority-owned by The PNC Financial Services Group, Inc. (NYSE:PNC) and by BlackRock employees.

FORWARD LOOKING STATEMENTS
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as "trend," "opportunity," "pipeline," "believe," "comfortable," "expect," "anticipate," "current," "intention," "estimate," "position," "assume," "potential," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve," and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" or similar expressions. Anthracite cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and Anthracite assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in Anthracite's Securities and Exchange Commission (the "SEC") reports and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:
(1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of Anthracite's assets; (3) the relative and absolute investment performance and operations of Anthracite's manager; (4) the impact of increased competition; (5) the impact of capital improvement projects; (6) the impact of future acquisitions; (7) the unfavorable resolution of legal proceedings; (8) the extent and timing of any share repurchases; (9) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to Anthracite, BlackRock or PNC; (11) terrorist activities, which may adversely affect the general economy, real estate, financial and capital markets, specific industries, and Anthracite and BlackRock; (12) the ability of Anthracite's manager to attract and retain highly talented professionals; (13) fluctuations in foreign currency exchange rates; and (14) the impact of changes to tax legislation and, generally, the tax position of the Company.

Anthracite's Annual Report on Form 10-K for the year ended December 31, 2003 and Anthracite's subsequent reports filed with the SEC, accessible on the SEC's website at www.sec.gov, identify additional factors that can affect forward-looking statements.

To learn more about Anthracite Capital, Inc., visit our website at www.anthracitecapital.com.